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                                                                   EXHIBIT 10.19

                       NONQUALIFIED STOCK OPTION AGREEMENT
                               (EMPLOYEE VERSION)

         THIS AGREEMENT is entered into as of December 5, 2000 by and between American Physicians Capital, Inc. ("Company") and the undersigned ("Optionee"), pursuant to the American Physicians Capital, Inc. Stock Compensation Plan ("Plan"). The Company hereby grants to the Optionee a Nonqualified Stock Option to purchase __________ shares of Common Stock, subject to the terms and conditions contained in the Plan and as hereinafter provided (the "Option"). Capitalized terms not defined in this Agreement shall have the meanings respectively ascribed to them in the Plan.

         1. EXERCISE PRICE. The Option shall be exercisable at $13.50 per share.

         2. OPTION EXERCISE.

            (a) Vesting. The Option shall become exercisable in installments as follows:

10% of the Option shall become exercisable at the close of business on the first anniversary of the date hereof, 15% on the second anniversary of the date hereof, 20% on the third anniversary of the date hereof, 25% on the fourth anniversary of the date hereof and 30% on the fifth anniversary of the date hereof.

To the extent not exercised, installments shall accumulate and the Optionee may exercise them thereafter in whole or in part, subject to termination pursuant to
Section 3 below. In the event of a Change of Control, the Option immediately shall become exercisable in full, except as provided in Section 6.02 of the Plan. If the Company is a party to any merger, consolidation, reorganization, or sale of substantially all of its assets, Optionee shall, in connection with such transaction, to the extent that the Option is not cancelled, cashed-out or exercised, be entitled to receive, in lieu of Common Stock, the securities or property which a shareholder owning the number of shares of Common Stock for which the Option is then exercisable would be entitled to receive pursuant to such transaction upon the eventual exercise of the Option. Any provision of this Agreement to the contrary notwithstanding, the Option shall expire and no longer be exercisable after close of business on the date which is the tenth anniversary of the date of this Agreement (the "Expiration Date").

            (b) Notice. The Option may be exercised only by delivery to the President of the Company of a written and duly executed notice in the form attached hereto accompanied by payment in the form or forms permitted by Section 2(c) below.

            (c) Payment Terms. The purchase price for shares of Common Stock to be acquired upon exercise of the Option shall be paid in full at the time of exercise in (i) cash, (ii) by personal check, bank draft or money order, (iii) by tendering shares of Common Stock that

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have been held at least six months, which are freely owned and held by the
Optionee independent of any restrictions, hypothecations or other encumbrances, duly endorsed for transfer (or with duly executed stock powers attached), (iv) by delivery to the Company of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the Optionee's broker to deliver to the Company sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("cashless exercise procedure"), or (v) any combination of the above.

         3. TERMINATION OF EMPLOYMENT.

            (a) If, prior to the date that the Option first becomes exercisable, Optionee's employment is terminated for any reason, Optionee's right to exercise the Option shall terminate and all rights thereunder shall cease as of the Optionee's termination of employment.

            (b) If, on or after the date that the Option first becomes exercisable, Optionee's employment is terminated for any reason, including death, Disability or Retirement, except Cause, the Option, to the extent that it is then exercisable, shall expire no later than three months after Optionee's termination of employment.

            (c) Notwithstanding any provision herein to the contrary, if Optionee's employment is terminated for Cause, Optionee shall, as of the time of the Cause determination, forfeit his or her right to any unexercised Option granted hereunder, whether or not such Option is vested and exercisable at the time of the termination for Cause.

         4. OPTIONEE'S AGREEMENT. The Optionee agrees to all the terms stated in this Agreement, as well as to the terms of the Plan, a copy of which is attached and of which the Optionee acknowledges receipt. To the extent any provision of this Agreement conflicts with the terms of the Plan, the terms of the Plan shall control. Pursuant to the Plan, the Committee is vested with conclusive authority to administer the Plan (which includes, among other things, the authority to determine the terms and conditions of this Agreement and the Option).

         5. WITHHOLDING. The Optionee consents to withholding from his or her compensation of all applicable payroll and income taxes with respect to the Option. If the Optionee is no longer employed by the Company at the time any applicable taxes with respect to the Option are due and must be remitted by the Company, the Optionee agrees to pay applicable taxes to the Company, and the Company may delay issuance of a certificate until proper payment of such taxes has been made by the Optionee. The Optionee may satisfy such obligations under this Section 5 by (i) making an election, notice of which shall be in writing and promptly delivered to the Company, and tendering shares of Common Stock which shall be valued at their Fair Market Value for such purpose, provided that the shares have been held by the Optionee for at least six months prior to such election; (ii) utilizing the cashless exercise procedure described


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in Section 2(c); (iii) paying cash (in the form of a personal check, bank draft or money order) or (iv) any combination of (i), (ii) and (iii).

         6. RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder of the Company with respect to any of the shares covered by the Option until the issuance of a stock certificate upon the exercise of the Option, and then only with respect to the shares represented by such certificate. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date such certificate is issued.

         7. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferred in any manner other than by will, the laws of descent and distribution or any other manner permitted by the Plan at the time of such transfer. No transfer of the Option shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and such evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the Option.

         8. COMPLIANCE WITH SECURITIES, TAX AND OTHER LAWS. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities law or rule, or the requirements of any stock exchange or other recognized trading market upon which the Common Stock is then listed or traded. As a condition to exercise of the Option, the Company may require the Optionee, or any person acquiring the right to exercise the Option, to make any representation or warranty or give such other assurance of compliance that the Company deems to be necessary under any such law, rule or requirement.

         9. ADJUSTMENTS. The number of shares of Common Stock to which the Option is subject will be adjusted pro rata for any increase or decrease in the number of outstanding shares of Common Stock resulting from a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offering, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or any other change in or affecting the corporate structure or capitalization of the Company. Such adjustment will be determined by the Committee or the Board, in their sole discretion.

         10. NO RIGHT TO EMPLOYMENT. The granting of the Option does not confer upon the Optionee any right to be retained as an Employee.

         11. AMENDMENT AND TERMINATION OF OPTION. Except as otherwise provided in this Agreement or in the Plan, the Company may not, without the consent of the Optionee, amend, modify or terminate any Option granted under the Plan.

         12. NOTICES. Every notice relating to this Agreement shall be in writing and if given by mail shall be given by registered or certified mail with return receipt requested. All notices to the Company or the Committee shall be sent or delivered to the President of the Company at the

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Company's headquarters. All notices by the Company to the Optionee shall be delivered to the Optionee personally or addressed to the Optionee at the Optionee's last residence address as then contained in the records of the Company or such other address as the Optionee may designate. Either party by notice to the other may designate a different address to which notices shall be addressed. Any notice given by the Company to the Optionee at the Optionee's last designated address shall be effective to bind any other person who shall acquire rights hereunder.

         13. APPLICABLE LAW. This Agreement (i) shall be governed by and construed in accordance with the laws of the State of Michigan without giving effect to conflict of laws, and (ii) is not valid unless it has been manually signed by the Optionee and the Company.

         IN WITNESS WHEREOF, this Stock Option Agreement has been executed as of December 5, 2000 by the parties set forth below.


OPTIONEE:                                     AMERICAN PHYSICIANS CAPITAL, INC.

________________________________              By: _____________________________
                                                     William B. Cheeseman
                                              Its:   President


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                               NOTICE OF EXERCISE



President
American Physicians Capital, Inc.
1301 North Hagadorn
East Lansing, Michigan 48823

         An Option was granted to me on December 5, 2000 to purchase _______ shares of American Physicians Capital, Inc. common stock at a price of $13.50 per share (the "Option"). I hereby elect to exercise the Option with respect to _______ shares. Payment of the exercise price is being made as follows (check all that apply):

         -  Cash delivered with this notice.

         - Certified check, bank draft or money order delivered with this notice.

         - I am tendering shares of Common Stock which I currently own. I certify that I have owned such shares for at least the six months prior to the date of this notice.

         - Subject to Section 2.04(b) of the Stock Compensation Plan, I am making a "cashless exercise" and have given the designated broker the irrevocable instructions required by the agreement between the broker and American Physicians Capital, Inc.

         The stock certificate for the shares acquired upon exercise should be issued to:

                  (name)
                  ------------------------------------------------------------
                  (address)
                  ------------------------------------------------------------
                  ------------------------------------------------------------
                  (Social Security No.)
                  ------------------------------------------------------------


Dated: ________________  , _____                (signature) __________________

                                           (print name) __________________




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